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                                                                   Exhibit  23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





The Board of Directors
Kaneb Pipe Line Company:


         We consent to the use of our reports included and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Prospectus.



                                             KPMG LLP
                                             Dallas, Texas
                                             July 23, 2001